UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):    November 4, 2005

TECHNOCONCEPTS, INC.

 (Exact name of Company as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	333-90682 (Commission File Number)	84-1605055 (IRS Employer Identification No.)

 6060 Sepulveda Blvd., Suite 202, Van Nuys, CA  91411

(Address of principal executive offices)       (Zip Code)

Company's telephone number, including area code     (818) 988-3364

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

On November 4, 2005, TechnoConcepts, Inc. (the "Company") entered into a Trial Agreement with SK Telecom Ltd., for SK Telecom to incorporate TechnoConcepts’ True Software Radio™ (TSR™) receiver solution into SK Telecom’s communications platform test bed on a trial basis to demonstrate frequency agile network tuning and full digital design based on direct digitization of RF signals (RF/D™).

On November 10, 2005, the Company issued a press release announcing the Trial Agreement. The press release is filed as exhibit 99.1 to this Current Report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibits

Exhibit Number

 Description

99.1

Press Release dated November 10, 2005, announcing the Trial Agreement by and between TechnoConcepts Inc. and SK Telecom Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 10, 2005

TECHNOCONCEPTS, INC.

 (Registrant)

By: /s/Michael Handelman

Michael Handelman

Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number

 Description

99.1

Press Release dated November 10, 2005, announcing the Trial Agreement by and between TechnoConcepts Inc. and SK Telecom Ltd.

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